SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) July 25, 2003
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                           FIRST ADVANTAGE CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                                 0-50285                      61-1437565
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(State or Other Jurisdiction          (Commission                  (IRS Employer
of Incorporation)                      File Number)          Identification No.)

805 Executive Center Drive West, Suite 300, St. Petersburg, Florida        33702
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (727) 290-1000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

          On July 25, 2003, First Advantage Corporation announced the resignation of Roopal Shah, president of the Motor Vehicle Records Services division and American Driving Records, Inc., a subsidiary of First Advantage. The press release announcing Mr. Shah's resignation is attached hereto as
Exhibit 99.1.

Item 7.           Exhibits.

Exhibit No.                  Description
-----------                  -----------
99.1                         Press Release.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FIRST ADVANTAGE CORPORATION



Date: July 28, 2003                     By:     /s/ Kenneth DeGiorgio
                                          ---------------------------------
                                           Name:  Kenneth DeGiorgio
                                           Title: Executive Vice President and
                                                  General Counsel